EXHIBIT 99.2


                        GUARANTEED TRADE TRUST 1997-A

                          _________________________

                                SUPPLEMENT TO
                             DECLARATION OF TRUST
                          _________________________

                               CITIBANK, N.A.,
                                  as Trustee

                                     and

                        CITICORP NORTH AMERICA, INC.,
                                 as Depositor

                        Dated as of November 26, 1997



                                SUPPLEMENT TO
                             DECLARATION OF TRUST

                        GUARANTEED TRADE TRUST 1997-A

                    SUPPLEMENT TO DECLARATION OF TRUST made as of
          November 26, 1997 by CITIBANK, N.A., a national banking association (the "Trustee"), and CITICORP NORTH AMERICA, INC., a Delaware corporation (the "Depositor").

                    WHEREAS, the Trustee and the Depositor desire to establish a trust (the "Trust") for the primary purposes of (a) depositing and holding (i) a certain Promissory Note (as hereinafter defined) issued by Empresa Colombiana de Petroleos (the "Borrower") (other than the right to receive any payments of Default Interest (as defined herein) with respect thereto) and the right to receive accrued and unpaid interest thereon to November 26, 1997 (being one day's interest), (ii) the Eximbank Guarantee (as defined herein), (iii) the Liquidity Agreement (as defined herein) and (iv) after the occurrence of an Eximbank Payment Event (as defined herein), the Eximbank Payment Certificate and (b) issuing the Certificates (as hereinafter defined);

                    WHEREAS, the Trustee and the Depositor desire that the creation of the Trust and the duties of the Trustee be governed by a Declaration of Trust (the "Declaration") comprised of this Supplement (the "Supplement") and the Master Terms of Trust (the "Master Terms"), dated as of November 26, 1997, between the Trustee and the Depositor;

                    WHEREAS, the Promissory Note will be guaranteed under a guarantee (the "Guarantee") issued by the United States of America, acting through the Export-Import Bank of the United States ("Eximbank"), an independent agency of the government of the United States, as to the payment of 100% of all amounts of principal due thereon and interest thereon at the Guaranteed Interest Rate (as defined herein);

                    WHEREAS, the Depositor desires to provide for the timely payment of the principal of and interest on the Promissory Notes by delivering to the Trust a Liquidity Reimbursement Agreement, dated as of November 26, 1997 (as such may be amended, supplemented or otherwise modified from time to time, the "Liquidity Agreement"), between Citibank, N.A., acting through its Nassau Branch (in such capacity, the "Liquidity Provider") and between Trustee;

                    WHEREAS, the Trustee has agreed to give certain notices to and make certain demands for payment on the Borrower and Eximbank pursuant to the terms of the Guarantee Agreement (as hereinafter defined), each such notice and demand to be made through the Nassau Branch (as defined herein), all as required by the Guarantee Agreement;

                    WHEREAS, the Trustee and the Depositor desire that the respective beneficial interests in the Trust be divided into transferable percentage interests, such interests to be represented by the Certificates;

                    WHEREAS, the Trustee and the Depositor desire that the Trustee act as paying agent and transfer agent on behalf of the Trust; and

                    NOW, THEREFORE, the Trustee hereby declares that all money and property received by the Trustee under the Declaration of Trust shall be held and managed in trust for the equal and ratable benefit of holders, from time to time, of the beneficial interests issued hereunder and for the benefit of the Liquidity Provider in respect of Advances made under the Liquidity Agreement, subject to the provisions hereof.

                    1. Definitions. As used in the Declaration of Trust, of which this Supplement is a part, the following terms shall have the following meanings (any term defined in both the Master Terms and this Supplement shall have the meaning set forth in this Supplement):

                    "Borrower" shall mean Empresa Colombiana de
          Petroleos, a wholly-owned industrial and commercial enterprise of the State of the National Order created under the laws of the Republic of Colombia and organized and validly existing in good standing under the laws of the Republic of Colombia, and its successors.

                    "Certificate" shall mean each certificate of beneficial interest issued by the Trust, which entitles the Certificateholder to, among other things, as provided herein and in the Master Terms, an undivided interest in each semi-annual payment of principal and interest on the Promissory Note, executed and delivered by the Trustee on behalf of the Trust and authenticated by the Trustee or an authenticating agent, and substantially in the form of Exhibit A to this Supplement.

                    "Certificate Interest Rate" shall mean the per annum rate of 6.104% (calculated on the basis of a 360-day year consisting of twelve 30-day months).

                    "Certificate Payment Date" shall mean each January 15 and July 15, commencing on January 15, 1998, or, if any such date is not a Business Day, the next succeeding Business Day.

                    "Citibank Nassau" shall mean Citibank, N.A., acting through its Nassau branch, as lender under the Credit Agreement.

                    "Closing Date" shall mean 10:00 a.m., New York City time, on November 26, 1997 or such later date as shall be determined by agreement between the Depositor and the Trustee.

                    "Credit Agreement" shall mean the Credit
          Agreement dated as of April 1, 1996, made by and among Citibank, N.A., acting through its Nassau Branch, as original lender thereunder, the Borrower and Eximbank, as such Agreement was amended on July 30, 1996, June 11, 1997, July 10, 1997 and November 12, 1997 and as such Agreement may be further amended, supplemented or otherwise modified from time to time.

                    "Declaration" shall mean the Declaration of Trust, comprised of this Supplement and the Master Terms, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Default Interest" shall mean interest at a rate of 1 1/4% per annum payable by the Borrower upon a payment default in the respect of the Promissory Note, as provided in Section 2.2 of the Credit Agreement and in the Promissory Note.

                    "Eligible Investments" shall not be applicable with respect to the Trust.

                    "Guarantee Agreement" shall mean the Guarantee Agreement dated as of April 30, 1996, made by and between Citibank, N.A., acting through its Nassau Branch, as original lender, and Eximbank, as such Agreement as such Agreement was amended on July 30, 1996 and as such Agreement may be further amended, supplemented or otherwise modified from time to time.

                    "Guaranteed Interest Rate" shall mean 6.104% per annum.

                    "Guarantor" shall not be applicable with respect to the Trust.

                    "Investment Name" shall not be applicable with respect to the Trust.

                    "Liquidity Agreement" shall have the meaning specified in the Recitals hereto.

                    "Liquidity Provider shall mean Citibank, N.A., its successors and assigns, or such other Person which shall at any time act in the capacity of liquidity provider to ensure the timely payment of principal of and interest on the Promissory Note.

                    "Master Terms" shall mean the Master Terms of Trust, dated as of November 26, 1997, between the Trustee and the Depositor, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Moody's" shall mean Moody's Investors Service, Inc. or its successors.

                    "Note Payment Date" shall mean each January 15 and July 15, commencing January 15, 1998; provided, however, if any such date is not a Business Day, the next succeeding Business Day.

                    "Notice of Drawing" shall mean any written demand delivered to the Liquidity Provider by the Trustee pursuant to the Declaration and the Liquidity Agreement, which demand shall be substantially in the form of Exhibit A to the Liquidity Agreement.

                    "Promissory Note" shall mean the Promissory
          Note of the Borrower issued pursuant to the Credit Agreement in the Initial Amount of $147,882,628.79, with the guarantee legend of Eximbank endorsed thereon pursuant to the Guarantee Agreement, such Promissory Note (less the right to receive Default Interest thereon and the right to receive accrued and upaid interest thereon to November 26, 1997 (being one day's interest)) having been deposited in the Trust.

                    "Rating Agencies" shall mean Moody's and S&P.

                    "Record Date" shall mean, for any Certificate
          Payment Date, the first calendar day of the month of such Certificate Payment Date.

                    "Required Trustee Ratings" shall mean (i) long-term or short-term security or deposit ratings of at least Baa3 or P-3, respectively, by Moody's and (ii) long-term or short-term security or deposit ratings of at least BBB or A-3, respectively, of S&P.

                    "S&P" shall mean Standard & Poor's Ratings
          Services, a division of McGraw-Hill, Inc., or its successors.

                    "Supplement" shall mean this Supplement to Declaration of Trust.

                    "Transfer Agreement" shall mean the Transfer
          Agreement, dated November 26, 1997, from Citibank Nassau to the Depositor.

                    "Trust" shall mean the trust created by the Declaration and designated "Guaranteed Trade Trust 1997-A."

                    "Trustee Basic Fee" shall not be applicable with respect to the Trust.

                    "Trustee Supplemental Fee" shall not be
          applicable with respect to the Trust.

                    All references herein to Articles or Sections shall be to the Articles or Sections of the Master Terms unless such Article or Section shall appear herein, in which event such reference shall be to the Article or Section as it appears in this Supplement. All references herein to Paragraphs shall be to this Supplement.

                    2.   Declaration of Trust.  The Trustee, for
          itself and its successors and assigns, declares that it shall hold all the estate, right, title and interest in, to and under the Trust Property and any other property received by it under this Declaration in trust for the equal and ratable benefit of all present and future Certificateholders and the Liquidity Provider in respect of Advances made under the Liquidity Agreement, subject to the terms and provisions set forth in the Declaration. The Trust shall be designated "Guaranteed Trade Trust 1997-A."

                    3.  Further Conditions to Issuance of
          Certificates. Section 2.2(b) of the Master Terms is hereby amended by the addition of the following:

                    (vi) the Promissory Note shall be in an Initial Amount equal to the aggregate initial principal amount of the Certificates issued on the Closing Date, the interest rate borne by the Promissory Note shall be equal to the Certificate Interest Rate and the Note Payment Dates shall be the same as the Certificate Payment Dates.

                    (vii) receipt by the Trustee from the
                    Borrower of $14,100 in payment in full of the fee of the Trustee set forth in
                    Section 7.6(a)(i) (such fee consisting of (a) an initial fee of $2,000 and (b) the amount of $12,100 (which amount is equal to the present value of a stream of annual payments of $2,000 each made on ______ of each year, commencing on the Closing Date and ending on _______, 200_), calculated using a discount rate of __% per annum)).

                    (viii)  delivery by the Depositor of the
                    Transfer Agreement and an assignment of the Depositor's rights thereunder to the Trustee.

                    (ix)  delivery to the Trustee by Citibank
                    Nassau pursuant to the Transfer Agreement of three pre-executed Eximbank Payment Demands and three pre-executed Borrower Payment Demands.

                    (x)  delivery to the Trustee of an opinion,
                    addressed to the Trustee and dated the Closing Date, of special Bahamas counsel to the Liquidity Provider substantially to the effect set forth in Exhibit C-7.

                    4. Amendment to Section 3.7(a) of the Master Terms. Section 3.7(a) of the Master Terms is hereby amended by the deletion thereof in its entirety and the substitution of the following:

                    (a)  Notwithstanding any other provision
                    herein, if the Trustee (x) shall fail to file with and deliver to Eximbank an Eximbank Payment Demand (to the extent provided to the Trustee by Citibank Nassau) and related documents as provided in Sections 3.3(a)(iii), 3.3(b), 5.2(a)(ii) and 5.5 by a date which is 150 days following the Note Payment Date to which such Eximbank Payment Demand relates, (y) shall fail to deliver to the Borrower and the Guarantor, if any, a Borrower Payment Demand (to the extent provided to the Trustee by Citibank Nassau) as provided in Sections 3.3(a)(ii) and 5.2(a)(i) by a date which is 15 days prior to such 150th day or (z) shall fail to notify Citibank Nassau in a timely manner of the necessity for Citibank Nassau to execute additional Eximbank Payment Demands or Borrower Payment Demands and the consequent failure of the Trustee to deliver such Demands pursuant to clauses (x) or (y) above, the Trustee, in its individual capacity and not out of the assets of the Trust, shall pay to the Trust, on the 151st day (or, if such 151st day is not a Business day, on the next succeeding Business
                    Day) (the "Special Trustee Payment Date"), an amount equal to the sum of (i) the amount payable on the Promissory Notes with respect to the related Note Payment Date, plus (ii) (x) if any accrued interest on an Advance at the Advance Rate has not been paid to the Liquidity Provider, such accrued interest at the Advance Rate from and including such Note Payment Date to, but not including, the date of payment by the Trustee pursuant to this Section 3.7(a) or
                    (y) interest on such Promissory Notes, from and excluding the related Certificate Payment Date, through and including the date on which such funds are distributed to Certificateholders, at the Certificate Interest Rate, less any amounts paid on the Promissory Notes in respect of such Note Payment Date prior to such Special Trustee Payment Date (other than pursuant to an Advance). The Trustee shall deposit any Special Payment Amount which is payable pursuant to this Section 3.7 in immediately available funds into the Trust Account on the related Special Trustee Payment Date. Upon such deposit, the Trustee shall establish a Special Record Date and a Special Payment Date in accordance with Section 5.3(d). On such Special Payment Date the Trustee shall distribute the Special Payment Amount to Certificateholders as provided herein.

                    5. (a)  Additional Duties of Trustee.  The
          Trustee shall (a) enter into the Liquidity Agreement, (b) hold in trust for the benefit of the Certificateholders the pre-executed Eximbank Payment Demands and Borrower Payment Demands delivered to the Trustee pursuant to
          Section 2.2(b)(viii) (c) complete and file with or deliver to Eximbank and the Borrower the pre-executed Eximbank Payment demands and Borrower Payment Demands as required by Sections 3.3, 5.2 and 5.5 of the Master Terms, (d) give timely notice to Citibank Nassau of the necessity to execute and deliver additional pre-executed Eximbank Payment Demands and Borrower Payment demands and
          (e) at the expense of the Certificateholders, enforce the obligations of Citibank Nassau under the Transfer Agreement.

                    (b)  Remittances to the Depositor.  Upon
          receipt from the Borrower of (i) interest accrued on the Promissory Note to November 26, 1997, or (ii) any Default Interest, (but only after application of amounts to the payment of the Provider and the Certificateholders
          pursuant to Section   of the Master Terms), the Trustee
          shall remit such amounts to the Depositor.

               6. Notices. All communications notices and demands sent pursuant to the Declaration shall be sent to the following addresses:

                    If to the Trustee:

                         Citibank, N.A.,
                           as Trustee
                         111 Wall Street - 5th Floor
                         New York, New York 10005
                         Attention:  Corporate Trust
                                     Department
                         Facsimile No.:  212-657-3862

                    If to Eximbank:

                         Export-Import Bank of the United States
                         811 Vermont Avenue, N.W.
                         Washington, D.C.  20571
                         Telex:  248460 or 197681
                         Facsimile No.:  (202) 566-7524
                         Attention:  Vice President - Americas
                                        Division

                    If to the Borrower:

                         Empresa Colombiana de Petroleos
                         Carrera 13  #36-24
                         Santa Fe de Bogota
                         Colombia
                         Attention: Diana Espinosa
                         Tel: (571) 234 4858
                         Facsimile No.: (571) 288 5865

                    If to the Liquidity Provider:

                         Citibank, N.A.
                         399 Park Avenue
                         New York, New York  10043
                         Attention:
                         Facsimile No.:  (212)

                    If to Moody's:

                         Moody's Investors Service, Inc.
                         99 Church Street
                         New York, New York  10007
                         Attention:  Structured Finance Group
                         Facsimile No.:  (212) 553-4600

                    If to S&P:

                         Standard & Poor's Ratings Services
                         26 Broadway, 3rd Floor
                         New York, New York  10004
                         Attention:  Letter of Credit/MTN
                         Facsimile No.:  (212) 208-0031

          or at such other address as the party may designate by notice to the other parties hereto in accordance with
          Section 8.4(a) of the Master Terms.


                    IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first above written.

                                   CITIBANK, N.A., as Trustee

                                   By:_____________________________
                                      Name:
                                      Title:

                                   CITICORP NORTH AMERICA, INC.

                                   By:_____________________________
                                      Name:
                                      Title:



                                                          EXHIBIT A

                    Any of the Certificates executed by the Trustee and authenticated by the Trustee or any authenticating agent shall be in substantially the following form, with the blanks therein appropriately completed:

          [To be included in global Certificate delivered to DTC-- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                    THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY
          BE LESS THAN THE INITIAL AMOUNT SET FORTH BELOW.  THE
          PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE OBTAINED BY REQUEST OF THE TRUSTEE.

                                                     INITIAL AMOUNT

          Certificate No. ___________     $ _______________________

          Maturity Date   ___________     CERTIFICATE INTEREST RATE

                                          _________%

          CUSIP No.  ________________

                                 CERTIFICATE

                    Evidencing an undivided fractional interest in all payments of principal and interest made on the promissory note dated November 26, 1997 (the "Promissory Note") of Empresa Colombiana de Petroleos (the "Borrower"). The payment of one hundred percent (100%) of all principal due on the Promissory Note and interest due thereon at the Guaranteed Interest Rate is guaranteed by the United States of America acting through the Export-Import Bank of the United States. The Promissory Note, the Guarantee and the other Trust Property are held in trust by GUARANTEED TRADE TRUST 1997-A.

                    THIS CERTIFICATE DOES NOT REPRESENT AN
          OBLIGATION OF AND IS NOT GUARANTEED BY THE UNITED STATES OF AMERICA OR ANY GOVERNMENTAL AGENCY NOR IS IT AN
          OBLIGATION OF OR GUARANTEED BY THE BORROWER OR CITIBANK, N.A., IN ITS CAPACITY AS THE TRUSTEE OR LIQUIDITY
          PROVIDER.

                    This certifies that __________________________
          _______________________________ is the registered owner
          of an undivided interest in certain payments made on or in respect of the Promissory Note. The Principal due on this Certificate on any Certificate Payment Date is determined by multiplying the Percentage Interest hereby represented by the payment of principal of the Promissory Note received on the Note Payment Date immediately preceding such Certificate Payment Date. Interest due on this Certificate for an Interest Period shall be calculated using the Principal Balance hereof and the per annum Certificate Interest Rate stated above (calculated on the basis of a 360-day year consisting of twelve 30-day months).

                    The Promissory Note will be held in trust by Guaranteed Trade Trust 1997-A (the "Trust"). The Trust has been created pursuant to a Declaration of Trust (the "Declaration"), comprised of the Master Terms of Trust dated as of November 26, 1997, between Citibank, N.A., as Trustee of the Trust (the "Trustee"), and Citicorp North America, Inc. (the "Depositor") and the Supplement to Declaration of Trust dated as of November 26, 1997 between the Trustee and the Depositor. The assets of the Trust include the Promissory Note (other than the right to any Default Interest thereon). Payments on the Promissory Note are guaranteed by a guarantee (the "Guarantee") issued by Eximbank as to the payment of one hundred percent (100%) of principal of and interest at the Guaranteed Interest Rate due on the Promissory Note. The Guarantee is entitled to the full faith and credit of the United States of America. The Guarantee was issued pursuant to the Guarantee Agreement dated as of April 1, 1996 (as amended, the "Guarantee Agreement") between Eximbank, and Citibank, N.A., acting through its Nassau Branch.

                    IN THE CASE OF AN EVENT OF DEFAULT ONLY
          EXIMBANK MAY ACCELERATE THE PROMISSORY NOTE.
          ACCELERATION OF THE PROMISSORY NOTE WILL NOT RESULT IN AN ACCELERATION OF THE CERTIFICATES.

                    Timely payment of the principal of and interest on this Certificate will be supported by a Liquidity Reimbursement Agreement, dated as of November 26, 1997 (the "Liquidity Agreement") between Citibank, N.A., acting through its Nassau Branch, as liquidity provider (the "Liquidity Provider") and the Trustee.

                    To the extent not defined herein, all
          capitalized terms shall have the meanings assigned to such terms in the Declaration. This Certificate is one of the Certificates described in the Declaration and is issued under and subject to the terms, provisions and conditions of the Declaration. By acceptance of this Certificate, the holder assents to and becomes bound by the Declaration.

                    Except as otherwise provided in the
          Declaration, distributions on the Certificates will be made by check mailed to the Certificateholder at the address for such Certificateholder appearing on the Certificate Register without the presentation or surrender of the Certificate or the making of any notation hereon. Notwithstanding the foregoing, the final distribution on this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City and State of New York.

                    By their acceptance of this Certificate, the registered owner hereof and any beneficial owner of an interest herein agree that, except as otherwise expressly provided in Section 3.7 of the Declaration, (a) this Certificate is executed and delivered by Citibank, N.A. (or any successor Trustee), not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Declaration of Trust, (b) the representations, undertakings and agreements made herein are made and intended not as personal representations, undertakings and agreements by Citibank, N.A. (or any successor Trustee), but are made and intended for the purpose of binding only the Trust, (c) nothing contained herein shall be construed as creating any liability on Citibank, N.A. (or any successor Trustee), individually or personally, to perform any covenant either expressed or impliedly contained herein, all such liability, if any, being expressly waived by the registered owner hereof and any beneficial owner of an interest herein and by any Person claiming by, through or under such owners, and (d) under no circumstances shall Citibank, N.A. (or any successor Trustee) be personally liable for the payment of any indebtedness or expenses of the Trust, the Borrower or the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust, the Borrower or the Depositor under this Certificate.

                    This Certificate is limited in right of payment to collections on or with respect to the Promissory Note, the Guarantee, the Eximbank Payment Certificate and the Liquidity Agreement, all as more specifically set forth herein and in the Declaration. Each scheduled payment on the Promissory Note is in an amount sufficient to satisfy the corresponding scheduled payments on the Certificates.

                    Under the terms of the Liquidity Agreement, if the Borrower fails to make a scheduled payment when due of any installment of principal or interest when due under the Promissory Note, the Liquidity Provider will be obligated to advance the amount of such scheduled payments on the date due.

                    Under the terms of the Guarantee Agreement, if the Borrower fails to make a scheduled payment when due of any installment of principal or interest under the Promissory Note and such failure has continued for 30 calendar days, Eximbank, upon receipt of a written demand for payment on any Business Day subsequent to such 30-day period by the Trustee (and provided that the Trustee has made a payment demand upon the Borrower at least 15 calendar days prior thereto), accompanied by the defaulted Promissory Note and an assignment of the Promissory Note to Eximbank (the "Eximbank Payment Event"), is obligated to pay to the Trust within five Business Days of such demand one hundred percent (100%) of the installment of principal and interest at the Guaranteed Interest Rate due on the Promissory Note (the "Guaranteed Amounts"). To the extent that the Liquidity Provider has advanced the amount of such installment, the Liquidity Provider will be entitled to the payment by Eximbank of such Guaranteed Amounts. Thereafter, on each subsequent Note Payment Date following the Eximbank Payment Event, the Guarantee Agreement provides that Eximbank will directly and timely pay the Guaranteed Amounts due under the Promissory Note to the Trust on each scheduled Note Payment Date until the scheduled maturity of the Promissory Note (regardless of any acceleration of the Promissory Note), without a requirement of demand on or notice to the Borrower or Eximbank for such payment.

                    The Declaration of Trust requires the Trustee to give timely notice of borrowing to the Liquidity Provider and to make a timely payment demand on the Borrower or Eximbank under the Promissory Note or the Guarantee, respectively. The Declaration provides that if the Guarantee should expire because of a failure to make timely demand by the Trustee, any amount with respect to which the Guarantee shall have expired shall be immediately payable by the Trustee.

                    Subject to the terms of the Declaration and until the Promissory Note have been paid in full, the Trustee shall distribute on January 15 and July 15 (or on the next succeeding Business Day if such January 15 or July 15 is not a Business Day) of each year, commencing January 15, 1998 (each a "Certificate Payment Date"), to the person in whose name this Certificate is registered on the first calendar day of the calendar month of such Certificate Payment Date, Interest for the applicable Interest Period. An "Interest Period" shall mean the period from and including the most recent Certificate Payment Date (or, if there is no such Certificate Payment Date, from and including the Closing Date) to but excluding the next succeeding Certificate Payment Date. Equal semi-annual principal amortization payments on the Promissory Note are required by the terms of the Promissory Note on each January 15 and July 15, from January 15, 1998 through July 15, 2003. To the extent such principal amortization payments are received by the Trustee, the Percentage Interest to which the holder of this Certificate is entitled will be applied to such principal amortization payments and the resulting amount will be distributed to such holder on the following January 15 or July 15, as applicable (or, if such date is not a Business Day, the next following Business Day) of each year commencing January 15, 1998. Accordingly, the outstanding Principal Balance of this Certificate at any time may be less than the Initial Amount set forth above. To the extent such Principal Balance is received by the Trustee, the Principal Balance of this Certificate on July 15, 2003 will be distributed to the Certificateholder on such date upon surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City and State of New York.

                    The Declaration permits, with certain
          exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Declaration at any time by the Trustee and the Borrower, with the consent of Certificateholders representing at least 25% in Percentage Interest of the Certificates but, unless such amendment would adversely affect the Depositor, without the consent of the Depositor. Any such amendment and any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon the Certificate. The Declaration also permits, under certain circumstances, the amendment thereof by the Trustee and the Borrower without the consent of any of the Certificateholders.

                    The Certificates are issuable only as
          registered Certificates without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a different amount. As provided in the Declaration and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates, of authorized denominations, of like tenor, like aggregate Initial Amount and like Principal Balance, all as requested by the Certificateholder surrendering the same.

                    As provided in the Declaration and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the Borough of Manhattan, The City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Thereupon one or more new Certificates, of like tenor and authorized denominations and for the same aggregate Initial Amount and Principal Balance will be issued to the designated transferee or transferees.

                    No service charge may be imposed for any such registration of transfer or exchange but the Trustee or any Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Trustee, the Certificate Registrar, if other than the Trustee, any paying agent and any authenticating agent and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Registrar, if other than the Trustee, any paying agent, any authenticating agent, or any agent of any such agent shall be affected by notice to the contrary.

                    The Declaration shall terminate after the aggregate amount distributed to all Certificateholders equals the full amount due and payable in respect of all the Certificates and all other amounts held by the Trustee have been distributed in accordance with the terms of the Declaration, with certain exceptions set forth in Section 8.1 of the Declaration.

                    This Certificate does not purport to summarize all provisions of the Declaration and reference is made to the Declaration for information with respect to the interest, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Declaration and all amendments thereof will be provided to any Certificateholder free of charge upon a written request to the Trustee at 120 Wall Street - 13th Floor, New York, New York 10043, Attention: Corporate Trust Department.

                    Unless this Certificate has been executed by the Trustee, by manual or facsimile signature of a duly authorized signatory and the certificate of authentication hereon has been manually executed by or on behalf of the Trustee, this Certificate shall not be entitled to any benefit under the Declaration or be valid for any purpose.



                    IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed on behalf of the Trust.

          Date ___________________

                                   GUARANTEED TRADE TRUST 1997-A

                                   By:  CITIBANK, N.A.,
                                             not in its individual
                                             capacity but solely as
                                             Trustee

                                   By: ____________________________



          Trustee's Certificate of
          Authentication

          This is one of the Certifi-
          cates described in the within-
          mentioned Declaration of Trust

          By:  CITIBANK, N.A.
               as Trustee

          By: __________________________
                 Authorized Officer


                                  ASSIGNMENT

                    For value received the undersigned, subject to the provisions of Section 6.2 of the Declaration, sells, assigns and transfers unto (name, address including zip code and taxpayer identification or Social Security number of assignee)
          _______________________________________________
          _________________________________________________________
          _________________________________________________________
          the within Certificate and does hereby irrevocably constitute and appoint
          _____________________________________
          ___________ attorney to transfer the said Certificate on the books kept for registration thereof with full power of substitution on the premises.

          Dated:____________________

                                        ___________________________
                                        Signature by or on behalf
                                        of assignor


                                                        Exhibit B-1

                       FORM OF BORROWER PAYMENT DEMAND

                                            _________________, ____

          Empresa Colombiana de Petroleos

          Attention:

          Gentlemen:

                    The undersigned hereby notifies you of a payment default under the Promissory Note dated November 26, 1997 (the "Promissory Note") executed by you in favor of Citibank, N.A. Capitalized terms used herein and not defined herein shall have the respective meanings assigned in the Promissory Note.

                    The undersigned further notifies you that $________ of principal, $_______ of interest and $_______
          of postmaturity interest on the Promissory Note remain unpaid as of the date hereof (but not including such date), which amounts represent the unpaid amount in respect of the $________ payable on the Note Payment Date occurring on __________ __, ____. The undersigned hereby demands immediate payment in full of such amounts in immediately available funds in accordance with the provisions of the Promissory Note.

                    This notice is being provided by the
          undersigned in its capacity as Trustee under the Declaration of Trust (the "Declaration") made by the undersigned and Citicorp North America, Inc., as depositor (such Declaration being comprised of the Master Terms of Trust dated as of November 26, 1997 and a Supplement dated as of November 26, 1997), as amended from time to time to the date hereof, and constitutes a "Payment Demand" referred to in the Declaration and a "written demand for payment" referred to in Section 4.01 of the Guarantee Agreement dated as of April 1, 1996 among Eximbank, and Citibank, N.A., acting through its Nassau Branch.

                                   Very truly yours,

                                   CITIBANK, N.A., ACTING THROUGH
                                     ITS NASSAU BRANCH

                                   By: ____________________________
                                       Title:

          cc:  Export-Import Bank of the
                 United States


                                                        Exhibit B-2

                       FORM OF EXIMBANK PAYMENT DEMAND

                                             ________________, 19__

          Export-Import Bank of the United States
          811 Vermont Avenue, N.W.
          Washington, D.C.  20571

          Attention:  Vice President-Claims and Recoveries Division

               Re:  Guarantee No. AP065759XX-Colombia

          Gentlemen:

                    Pursuant to Sections 4.01 and 4.02 of the Guarantee Agreement dated as of April 1, 1996 (as amended, the "Guarantee Agreement") between you and the undersigned, the undersigned, hereby notifies you of a payment default under the Promissory Note dated November 26, 1997 (the "Promissory Note") executed by Empresa Colombiana de Petroleos (the "Borrower"), in favor of Citibank, N.A. (the "Noteholder").

                    The undersigned notifies you that on the Note Payment Date occurring on _____________ __, 19__, $________ of principal and $________ of interest was due on the Promissory Note, and as of the date hereof $_________ in respect thereof has been received by the Noteholder. As of the date hereof (but not including such date), $________ of principal, $________ of interest and $_________ of post-maturity interest on the Promissory Note remain unpaid. The undersigned hereby demands payment in full of the unpaid amount of principal on the Promissory Note specified in the preceding sentence and interest at the Guaranteed Interest Rate on such amount of principal and interest until the date of payment thereof by you in accordance with the provisions of the Guarantee Agreement.

                    This notice is being provided on behalf of the Noteholder, the holder of the Promissory Note, and constitutes a "demand" referred to in Sections 4.01 and
          4.02 of the Guarantee Agreement.

                                   Very truly yours,

                                   CITIBANK, N.A., ACTING
                                   THROUGH ITS NASSAU BRANCH

                                   By: ____________________________


                                                        Exhibit B-3

                      FORM OF PREFERENCE PAYMENT DEMAND

                                         ____________________, 19__

          Export-Import Bank of the United States
          811 Vermont Avenue, N.W.
          Washington, D.C.  20571

          Attention:  Vice President-Claims and Recoveries Division

               Re:  Guarantee No. AP065759XX-Colombia

          Gentlemen:

                    Pursuant to Sections 2.07, 4.01 and 4.02 of the Guarantee Agreement dated as of April 1, 1996 (as amended to the date hereof, the "Guarantee Agreement") between you and the undersigned, the undersigned hereby notifies you that a payment under the Promissory Note dated November __, 1997 (the "Promissory Note") executed by Empresa Colombiana de Petroleos (the "Borrower"), in favor of the Trust created by the Declaration of Trust (the "Noteholder") has been rescinded or compelled to be returned.

                    The undersigned notifies you that payment of $_________ of principal and $_________ of interest made by the Borrower in respect of the Note Payment Date occurring on _____________ __, 19__, has been
          [[rescinded] [compelled to be returned] [by law as the result of the bankruptcy or insolvency of the Borrower] [as a result of a law, regulation or decree applicable to the Borrower]]. The undersigned hereby demands payment in full of the rescinded or returned amount of principal on the Promissory Note specified in the preceding sentence and interest at the Guaranteed Interest Rate on such amount of principal and interest until the date of payment thereof by you in accordance with the provisions of the Guarantee Agreement.

                    This notice is being provided on behalf of the Noteholder, the holder of the Promissory Note, and constitutes a "demand" referred to in Sections 2.07, 4.01 and 4.02 of the Guarantee Agreement.

                                   Very truly yours,

                                   CITIBANK, N.A., ACTING THROUGH
                                   ITS NASSAU BRANCH

                                   By: ____________________________




                                                        Exhibit C-1

                    Opinion, dated the Closing Date and addressed to the Trustee, of counsel for the Trustee substantially to the effect that:

                         (a)  The Trustee has been duly
               incorporated and is validly existing as a banking association organized under the laws of the United States, and has the power and authority (corporate and other) to enter into, and to take all action required of it under, the Declaration and the Guarantee Agreement.

                         (b)  The Declaration and the Guarantee
               Agreement have each been duly authorized, executed and delivered by the Trustee and each constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium or other similar laws affecting the enforcement of rights of creditors of national banking associations generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                         (c)  The Certificates have been duly
               executed, authenticated and delivered by the Trustee on behalf of the Trust.


                                                        Exhibit C-2

                    Opinion dated the Closing Date of Colombian counsel to the Borrower, substantially to the effect that:

                         (a)  The Borrower is duly organized and
               existing in good standing under the laws of the Republic of Colombia and has full power, authority and legal right to incur the indebtedness and obligations provided for in the Credit Agreement and the Promissory Note, and has taken all legal and other action necessary to authorize it to execute and deliver the Promissory Note and the Credit Agreement and perform and observe the terms and conditions of the Promissory Note and the Credit Agreement.

                         (b)  No authorization, registration or
               approval (including any foreign exchange approval with respect to the availability and transfer of Dollars necessary to make all required payments under the Credit Agreement or the Promissory Note) of, or filing or registration with the Republic of Colombia, or of any governmental agency or public office thereof or therein, together with any other third-party consent, which is necessary or advisable for the execution, delivery and performance of the Credit Agreement or the Promissory Note or to assure the validity, binding effect and enforceability hereof or thereof has not been obtained or made and each such authorization, registration, approval, filing or consent which has been made is binding and enforceable and in full force and effect.

                         (c)  No constitutional provision, law,
               ordinance, decree or regulation of the Government of Colombia, or any agency, department or instrumentality thereof, no order, judgment, award or decree of any court, arbitrator or governmental authority, no provision of any charter, by-law or similar instrument of the Borrower and no provision of any agreement or other instrument binding on the Borrower or to which it or its properties or revenues may be subject is or will be contravened by its execution and delivery of the Credit Agreement or the Promissory Note or its performance and observance of terms and conditions of the Credit Agreement or the Promissory Note.

                         (d)  There is no pending or, to the best
               of the knowledge of such counsel, threatened action or proceeding affecting the Borrower before any court, governmental agency, international organization or arbitrator, which (i) questions or could affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Promissory Note, (ii) might restrain or enjoin or have the effect of restraining or enjoining its performance or observance of the terms and the conditions of the Credit Agreement or the Promissory Note or (iii) may individually or in the aggregate materially and adversely affect the financial condition or operations of the Borrower.

                         (e)  Under the present laws of the
               Republic of Colombia or any political subdivision or taxing authority thereof, there is no Tax (as defined in the Credit Agreement) imposed (whether by withholding or otherwise) on or in connection with the execution, delivery, performance or enforcement of the Credit Agreement or the Promissory Note or any other document to be furnished thereunder or on any payment to be made under the Credit Agreement or the Promissory Note.

                         (f)  There are no stamp taxes or similar
               taxes and duties or registration charges or fees payable in connection with the transactions contemplated by the Credit Agreement that have not been paid.

                         (g)  No consent, license, approval or
               authorization of, or registration, recording or filing with, the Government of Colombia or any court, agency, department or other administrative authority or instrumentality of the Government of Colombia or any local or other governmental authority within Colombia is required for the execution, delivery or performance of the Credit Agreement or the Promissory Note by the Borrower or for the validity, enforceability, priority or admissibility thereof.

                         (h)  The execution and delivery of the
               Credit Agreement or the Promissory Note by the Borrower and its performance and observance of the terms and conditions thereof will not result in the creation of any Lien (as defined in the Credit Agreement) on any of the present or future revenues or properties of the Borrower under any agreement, instrument or other documents to which the Borrower is a party or by which the Borrower or any of its revenues or properties may be bound or affected.

                         (i)  The payment obligations of the
               Borrower under the Credit Agreement and the Promissory Note constitute the direct, general and unconditional obligations of the Borrower and rank in all respects at least pari passu in priority of payment with all unsecured debt of the Borrower (except to the extent that any such debt ranks senior to such obligations solely by reason of Encumbrances specifically excepted under Section 6.03(b) of the Credit Agreement).

                         (j)  The waiver of immunity by the
               Borrower, the appointment of the Process Agent for service of process and the consent by the Borrower to the jurisdiction of the courts specified in the Credit Agreement, all as provided in the Credit Agreement, are irrevocably binding on the Borrower and are valid under the laws of the Republic of Colombia.

                         (k)  The provision that the law of the
               State of New York shall govern the Credit Agreement and the Promissory Note, all as provided in the Credit Agreement and the Promissory Note, are irrevocably binding on the Borrower and are valid under the laws of the Republic of Colombia and will be recognized and given effect by the courts of the Republic of Colombia.

                         (l)  The Credit Agreement and the
               Promissory Note are in proper legal form under the laws of the Republic of Colombia for the most expeditious enforcement thereof against the Borrower in the courts of the Republic of Colombia and any judgment obtained in the courts of New York will be recognized and enforced by the courts of the Republic of Colombia.

                         (m)  Citibank, N.A., acting through its
               Nassau Branch, as original lender, was not prevented from entering into, and the Trustee is not prevented from accepting an assignment of, the Credit Agreement by reason of any of the prohibitions and incompatibilities mentioned in Law 80 of 1993 of the Republic of Colombia.

                    In rendering the opinions set forth above, such counsel may assume and state that he has not independently verified (i) the authenticity of all documents submitted to him as originals and the conformity to the originals of all documents submitted to him as copies, (ii) that the execution and delivery of the Credit Agreement and the Promissory Note have been duly authorized by each of the parties thereto (other than the Borrower) and that each of the parties thereto (other than the Borrower) has full power, authority and legal right to enter into each such agreement and to perform its obligations thereunder, and (iii) that the Credit Agreement has been duly executed and delivered by each of the parties thereto (other than the Borrower). Such counsel may also assume that the Credit Agreement or the Promissory Note are legal, valid, binding and enforceable under New York law.

                    In rendering such opinions, such counsel may limit his opinions to matters governed by the laws of the Republic of Colombia.


                                                        Exhibit C-3

                    Opinion dated the Closing Date of special New
          York counsel to the Borrower, substantially to the effect that:

                         (a)  The Credit Agreement and the
               Promissory Note are the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, and the Promissory Note is entitled to the benefits of the Credit Agreement.

                         (b)  The execution and delivery of the
               Credit Agreement and the Promissory Note by the Borrower and the performance by the Borrower of its obligations therein and herein contemplated do not require the consent, approval, authorization, registration or qualification of or with any federal or New York State governmental authority, except such as have been obtained or effected (except as to any consent, approval, authorization, registration or qualification that may be required under United States securities laws and state securities or Blue Sky laws, as to which such counsel need express no opinion).

                    In addition, such counsel shall state that, based on inquiry of lawyers currently with such law firm who, according to the records of such law firm, have performed legal services for the Borrower since January 1, 1997, such counsel know of no legal or governmental proceedings pending to which the Borrower is a party or threatened against the Borrower, (A) asserting the invalidity of the Credit Agreement or the Promissory Note or (B) seeking to prevent the performance of any of the transactions contemplated by the Credit Agreement or the Promissory Note; provided that such counsel may regard any legal or governmental proceedings not to be threatened unless the potential litigant or governmental authority has manifested to such counsel a present intention to initiate such proceedings.

                    In rendering the opinions expressed above, such counsel may assume (i) the authenticity of all documents submitted to them as originals and the conformity to originals of all documents submitted to them as copies,
          (ii) that the signatures on all documents that they have examined are genuine, (iii) each party (including the Borrower) to the Credit Agreement and the Promissory Note has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to the Borrower regarding matters of the federal law of the United States of America or the law of the State of New York), and (iv) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of Ecopetrol in the Credit Agreement.

                    In addition, such counsel may state that (i) the opinion expressed in paragraph (a) above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to possible judicial action giving effect to governmental actions or foreign laws affecting creditors' rights generally, to general principles of equity and to judicial application of foreign laws or governmental actions affecting creditors' rights, (ii) the enforceability of the obligations of the Borrower under the Liquidity Reimbursement Agreement, the Reimbursement Note and the other Borrower Documents are subject to general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law) and (iii) the enforceability in the United States of the waiver by the Borrower of its immunities from court jurisdiction and from legal process, as set forth in the the Credit Agreement, is subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976.

                    In rendering such opinions, such counsel may limit their opinions to the federal law of the United
          States of America and the law of the State of New York.


                                                        Exhibit C-4

                    Opinion, dated the Closing Date and addressed to the Trustee, of special counsel to the Trust and the Depositor, substantially to the effect that:

                         (a)  The Depositor is a corporation duly
               incorporated and validly existing under the laws of the State of Delaware with all requisite corporate power and authority to execute, deliver and perform its obligations under the Transfer Agreement and the Declaration.

                         (b)  The Declaration is a valid and
               binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                         (c)  The Certificates, when duly and
               validly executed and authenticated by the Trustee in the manner contemplated by the Declaration and delivered to and paid for by the Underwriter pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Declaration.

                         (d)  The Registration Statement, as of its
               effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder, except that in each case such counsel need express no opinion as to financial statements, schedules and other financial data included therein or excluded therefrom or the exhibits to the Registration Statement, and such counsel need assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except to the extent set forth in Sections 7(d)(iv) and (viii) hereof.

                         (e)  The Declaration is not required to be
               qualified under the Trust Indenture Act of 1939, as amended.

                         (f)  The Trust is not an "investment
               company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended.

                    Such counsel shall state that they are advised by the Commission that the Registration Statement was declared effective under the Act (specifying the time and date of such declaration), and, to the best of the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                    In rendering the opinions expressed above, such counsel may assume (i) the authenticity of all documents submitted to them as originals and the conformity to originals of all documents submitted to them as copies,
          (ii) that the signatures on all documents that they have examined are genuine and (iii) that the Declaration and the Credit Agreement constitute the legal, valid, binding and enforceable obligations of each party thereto other than the Depositor.

                    In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the State of New York and the United States of America.


                                                        Exhibit C-5

                    Opinion, dated the Closing Date and addressed to the Trustee, of the General Counsel of Eximbank, substantially to the effect that:

                         (a)  Eximbank is a validly organized body
               corporate and agency of the United States of America for the purposes of this transaction with power and authority set forth in the Export-Import Bank Act of 1945, as amended, to enter into the Guarantee Agreement in its capacity as guarantor of the principal of and interest on the Promissory Note, to endorse a Guarantee Legend (as defined in the Guarantee Agreement) on the Promissory Note and to issue Eximbank Payment Certificates with respect to the Promissory Note;

                         (b)  The Guarantee Agreement has been duly
               and validly authorized, executed and delivered by Eximbank and constitutes a legal, valid and binding agreement of Eximbank in accordance with its terms;

                         (c)  The endorsement of the Guarantee
               Legend (as defined in the Guarantee Agreement) on the Promissory Note has been duly and validly authorized by Eximbank and such Guarantee Legend has been endorsed on the Promissory Note issued by the Borrower and Eximbank's guarantee of payment of the principal of and interest on such Promissory Note will be a legal, valid and binding undertaking of Eximbank in accordance with the terms of the Guarantee Agreement, and such guarantee will be backed by the full faith and credit of the United States of America; and

                         (d)  The issuance of an Eximbank Payment
               Certificate with respect to the Promissory Note has been duly and validly authorized by Eximbank and, when such Eximbank Payment Certificate is issued by Eximbank pursuant to the terms of the Guarantee Agreement, Eximbank's payment obligation on such Eximbank Payment Certificate will be a legal, valid and binding undertaking of Eximbank in accordance with its terms, and such payment obligation will be backed by the full faith and credit of the United States of America.



                                                        Exhibit C-6

                    Opinion, dated the Closing Date and addressed to the Trustee, of special United States counsel to the Liquidity Provider, substantially to the effect that:

                         (a)  The Liquidity Provider is validly
               existing as a national banking association organized under the laws of the United States, and has the power and authority (corporate and other) to enter into, and to take all action required of it under, the Liquidity Agreement.

                          (b)  The Liquidity Agreement has been
               duly authorized, executed and delivered by the Liquidity Provider and constitutes a legal, valid and binding agreement of the Liquidity Provider, enforceable against the Liquidity Provider in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of creditor's of national banking associations generally, and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                         (c)  The execution, delivery and
               performance by the Liquidity Provider of the Liquidity Agreement do not contravene the articles of association or by-laws of the Liquidity Provider.

                    In rendering the opinions expressed above, such counsel may assume (i) the authenticity of all documents submitted to them as originals and the conformity to originals of all documents submitted to them as copies,
          (ii) that the signatures on all documents that they have examined are genuine and (iii) that the Liquidity Agreement constitutes the legal, valid, binding and enforceable obligation of each party thereto other than the Liquidity Provider.

                    In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the State of New York and the United States of America.


                                                        Exhibit C-7

                    Opinion, dated the Closing Date and addressed to the Trustee, of special Bahamas counsel to the Liquidity Provider, substantially to the effect that:

                         (a)  Citibank, N.A. (the "Bank") is duly
               licensed by the [APPROPRIATE GOVERNMENTAL AUTHORITY] of the Bahamas to maintain a branch office in Nassau, Bahamas and is validly existing as a foreign banking organization under the laws of the Bahamas and has all the powers of a foreign branch as specified under _________ of the [Banking Law] of the Bahamas (including, without limitation, the power to enter into and perform under liquidity facilities such as the Liquidity Agreement), and is authorized to transact business in the Bahamas.

                         (b)  To the best of the knowledge of such
               counsel, no authorization, consent or approval of or by Bahamian governmental authority is necessary for the execution, delivery and performance by the Bank of the Liquidity Agreement, except such authorizations, consents and approvals as are in full force and effect.

                    In rendering the opinions set forth above, such counsel may limit their opinions to matters governed by the laws of the Bahamas.



                                                          EXHIBIT D

                         [FORM OF SEMI-ANNUAL REPORT]

                        GUARANTEED TRADE TRUST 1997-A
                      __% GUARANTEED TRADE CERTIFICATES

                              SEMI-ANNUAL REPORT

          CERTIFICATE PAYMENT DATE: __________15, ___

          AGGREGATE AMOUNT OF PRINCIPAL
          DISTRIBUTED TO CERTIFICATEHOLDERS
          ON SUCH CERTIFICATE PAYMENT DATE:
          $__________[1]

          AGGREGATE AMOUNT OF INTEREST
          DISTRIBUTED TO CERTIFICATEHOLDERS
          ON SUCH CERTIFICATE PAYMENT DATE:
          $__________[2]

          AGGREGATE PRINCIPAL BALANCE OF
          THE CERTIFICATES OUTSTANDING
          AFTER SUCH DISTRIBUTION:                     $__________

          [INSERT ONE OF THE FOLLOWING ITEMS [1], [2], [3] OR [4],
          AS APPLICABLE:]

               [1] [No delinquency in payment under the Promissory Notes, [the Liquidity Agreement], the Guarantee or the Eximbank Payment Certificate nor any Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing.]

               [2][A delinquency in payment under the Promissory Notes, [the Liquidity Agreement], the Guarantee or the Eximbank Payment Certificate has occurred and is continuing [SPECIFY THE EVENT AND ITS STATUS AND THE AMOUNT, IF ANY, PAID OR PAYABLE UNDER THE GUARANTEE]. No Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing.]

               [3][No delinquency in payment under the Promissory Notes, [the Liquidity Agreement], the Guarantee or the Eximbank Payment Certificate has occurred and is continuing. An Event of Default has occurred and is continuing [SPECIFY THE EVENT AND ITS STATUS AND THE AMOUNT, IF ANY, PAID OR PAYABLE UNDER THE GUARANTEE].]

               [4][A delinquency in payment under the Promissory Notes, [the Liquidity Agreement], the Guarantee or the Eximbank Payment Certificate and an Event of Default has occurred and is continuing [SPECIFY THE EVENT AND ITS STATUS AND THE AMOUNT, IF ANY, PAID OR PAYABLE UNDER THE GUARANTEE].]

          INSERT ONLY IF APPLICABLE TO SUCH CERTIFICATE PAYMENT DATE:

               [If the amounts referred to in [1] and [2] above are less than the amounts of principal and interest paid on the Promissory Notes or the Eximbank Payment Certificate on the related Note Payment Date (whether as a result of a withholding tax of the country of the Borrower or through which payments were made which has not been grossed-up or otherwise), specify the amount of any such difference and the reason or reasons therefor (as determined on the basis of information provided to the Trustee by the Borrower or Eximbank or otherwise actually known by a Responsible Officer of the Trustee)]

          [INSERT ANY ADDITIONAL INFORMATION NECESSARY IN ORDER TO SATISFY REQUIREMENTS, IF ANY, UNDER THE EXCHANGE ACT, AS THEN IN EFFECT, WITH RESPECT TO THE MAILING OF PERIODIC
          REPORTS TO CERTIFICATEHOLDERS.}

                    All capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Declaration of Trust, dated as of _____, 1997, between Citicorp Securities, Inc. and Citibank, N.A.

                                        CITIBANK, N.A., as Trustee


                                                          EXHIBIT E

                        [FORM OF INFORMATION REQUEST]

                        GUARANTEED TRADE TRUST 1997-A
                      __% GUARANTEED TRADE CERTIFICATES

                                        [Date]

          Citibank, N.A.,
            as Trustee
          120 Wall Street - 13th Floor
          New York, New York  10043
          Attention:  Corporate Trust Department

          Ladies and Gentlemen:

                    The undersigned hereby requests that copies of each Semi-Annual Report with respect to the above-referenced Certificates be sent to it at the address set forth below

                    The undersigned hereby certifies that it is the beneficial owner of an interest in $__________ principal amount of such Certificates.

                    All capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Declaration of Trust, dated as of _____, 1997, between Citicorp Securities, Inc. and Citibank, N.A.

                                        Very truly yours,

                                        [INSERT NAME OF
                                        BENEFICIAL OWNER]

                                        By:
                                          Name:
                                          Title:

          Mailing Address for Semi-Annual Reports:



                                                          EXHIBIT F

                     [FORM OF NOTICE TO RATING AGENCIES]

                        GUARANTEED TRADE TRUST 1997-A
                      __% GUARANTEED TRADE CERTIFICATES

                                        [Date]

          TO:  Moody's Investors Service, Inc.
               99 Church Street
               New York, New York  10007
               Attention:  Structured Finance Group
               Facsimile No.:  (212) 553-4600

               Standard & Poor's Ratings Services
               26 Broadway, 3rd Floor
               New York, New York  10004
               Attention:  Letter of Credit/MTN
               Facsimile No.:  (212) 208-0031

                    Pursuant to Section 4.4 of the Declaration of Trust, dated as of _________, 1997 (the "Declaration"), between Citicorp North America, Inc. and Citibank, N.A., as Trustee, you are hereby notified that:

          [INSERT APPLICABLE NOTICE:]

               [____________ has been appointed successor Trustee.]

               [____________ has been appointed successor Liquidity
               Provider.]

               [Eximbank has defaulted in its obligation to make payment pursuant to the Guarantee.]

               [The Borrower has defaulted in its obligation to make payments pursuant to the Promissory Note.]

               [The Liquidity Provider has defaulted in its obligation to make Advances pursuant to the Liquidity Agreement.]

               [The [Declaration][Promissory Note][Credit
               Agreement][Guarantee][Guarantee Agreement][Liquidity
               Agreement] has been amended and copy of such amendment is attached hereto.]

               [The Trustee has received a direction from the Certificateholders pursuant to Section 7.5(a) of the Declaration that would alter the timing, method or effect of any claim or notice required to be made by the Trustee pursuant to Section 3.3 or 5.2 of the Declaration].

                    All capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Declaration.

                                        CITIBANK, N.A., as Trustee




                                                          EXHIBIT G

                         [FORM OF REPORT TO BORROWER
                   PURSUANT TO SECTION 4.5 OF MASTER TERMS]

                                NOT APPLICABLE